EXHIBIT 99.1
                                                                    ------------



                         PRO FORMA FINANCIAL INFORMATION

                    Index to Change Technology Partners, Inc.
             Pro Forma Condensed Consolidated Financial Information
                                   (unaudited)


                                                                           PAGE
                                                                           ----
PRO FORMA CONDENSED CONSOLIDATED
   FINANCIAL INFORMATION..................................................   2

PRO FORMA CONDENSED CONSOLIDATED
   BALANCE SHEET AS OF MARCH 31, 2003.....................................   3

PRO FORMA CONDENSED CONSOLIDATED  STATEMENT OF
   OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002........................   4

PRO FORMA CONDENSED CONSOLIDATED  STATEMENT OF OPERATIONS
   FOR THE THREE MONTHS ENDED MARCH 31, 2003..............................   5

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
   CONSOLIDATED FINANCIAL INFORMATION.....................................   6

                        Change Technology Partners, Inc.
             Pro Forma Condensed Consolidated Financial Information
                        (In Thousands, except Share Data)
                                   (Unaudited)

                                  INTRODUCTION

         On June 30, 2003, Change Technology Partners, Inc. (the "Company") sold all issued and outstanding shares of its subsidiary Papke-Textor, Inc. d/b/a Canned Interactive ("Canned") to a Limited Partnership of which Canned's Managing Director is the General Partner. Consideration paid to the Company consisted of 4,500,000 shares of the Company's common stock valued at $180. As a result of this divestiture, the Company expects to realize a loss of approximately $2,000 during the three months ended June 30, 2003.

         The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002 and the three months ended March 31, 2003 give pro forma effect to the divestiture of Canned as if the divestiture occurred on January 1, 2002. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 gives pro forma effect to the divestiture as if the divestiture had occurred on March 31, 2003. The pro forma adjustments are described in the notes to the pro forma condensed consolidated financial information.

         The unaudited pro forma condensed consolidated financial information does not purport to represent the results of operations or the financial position of the company that would have resulted had the divestiture been consummated as of the date or for the period indicated. The historical financial information set forth below has been derived from, and is qualified by reference to, the financial statements of Change Technology Partners, Inc. and should be read in conjunction with those financial statements and notes thereto. The pro forma condensed consolidated financial information has been prepared in accordance with accounting principles generally accepted in the United States.

                        Change Technology Partners, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                                 (In Thousands)
                                   (Unaudited)

                                                         CHANGE TECHNOLOGY
                                                             PARTNERS            PRO FORMA
                                                            HISTORICAL           ADJUSTMENTS         PRO FORMA
                                                         -----------------     ---------------     -------------
ASSETS
Cash and cash equivalents...............................        8,484                 (101)  (a)         8,383
Accounts receivable.....................................          330                 (330)  (a)            --
Unbilled receivables....................................           79                  (79)  (a)            --
Related party receivables...............................          128                   --                 128
Notes receivables, short-term...........................           35                   --                  35
Prepaid and other current assets........................          625                  (14)  (a)           611
                                                              -------              -------             -------
              Total current assets......................        9,681                 (524)              9,157

Notes receivable, long-term.............................           --                   --                  --
Investments in and loans to unconsolidated
     Subsidiaries.......................................          136                   --                 136
Property and equipment, net.............................          348                 (137)  (a)           211
Goodwill................................................        1,782               (1,782)  (a)            --
Other assets............................................           13                  (14)  (a)            (1)
                                                              -------              -------             -------
              Total assets..............................       11,960               (2,457)              9,503
                                                              =======              =======             =======

Accounts payable........................................          251                  (34)  (a)           217
Accrued expenses........................................          592                 (158)  (a)           434
Deferred revenues.......................................           50                  (50)  (a)            --
Capital lease obligation................................           91                  (40)  (a)            51
                                                              -------              -------             -------
              Total current liabilities.................          984                 (282)                702

Capital lease obligation, less current portion..........           23                  (17)  (a)             6
Deferred rent...........................................           16                  (16)  (a)            --
                                                              -------              -------             -------
              Total liabilities.........................        1,023                 (315)                708

Stockholders' equity:
Preferred stock.........................................           --                   --                  --
Common stock............................................        1,820                   --               1,820
Treasury stock..........................................           --                 (180)  (b)          (180)
APIC....................................................       94,369                   --              94,369
Deferred compensation...................................         (178)                  --                (178)
Accumulated deficit.....................................      (85,074)              (1,962)  (b)       (87,036)
                                                              -------              -------             -------
              Total stockholders' equity................       10,937               (2,142)              8,795

                                                              -------              -------             -------
Total liabilities and stockholders' equity..............       11,960               (2,457)              9,503
                                                              =======              =======             =======

                  See accompanying notes to unaudited pro forma condensed consolidated financial information.

                        Change Technology Partners, Inc.
                Pro Forma Condensed Consolidated Income Statement
                      Twelve months ended December 31, 2002
               (In Thousands, except Share and Per Share Amounts)
                                   (Unaudited)


                                                  CHANGE TECHNOLOGY
                                                       PARTNERS               CANNED
                                                      HISTORICAL            INTERACTIVE (c)         PRO FORMA
                                                  ------------------        ---------------        -----------
Revenues...................................                2,720               (2,720)                      --

Cost of revenues...........................                1,432               (1,432)                      --
                                                     -----------           -----------             ------------
     Gross profit (loss)...................                1,288               (1,288)                      --

Operating Expenses:
SG&A, exclusive of equity based
     compensation..........................                4,530               (1,145)                   3,385
Equity based compensation..................                  377                   --                      377
Impairment.................................                   69                   --                       69
                                                     -----------           -----------             ------------
     Total operating expenses..............                4,976               (1,145)                   3,831

Income (loss) from operations..............               (3,688)                (143)                  (3,831)

Other income:
Interest and dividend income, net..........                  736                    8                      744
Equity in losses of and impairment of
     investments in unconsolidated
     affiliates............................                 (549)                  --                     (549)
                                                     -----------           -----------             ------------
     Net income (loss).....................               (3,501)                (135)                  (3,636)

Basic and diluted net loss per common share                (0.02)                                        (0.02)

Weighted average common shares                       -----------           -----------             ------------
     outstanding, basic and diluted........          180,251,646           (4,500,000)  (d)        175,751,646
                                                     ===========           ===========             ============

             See accompanying notes to unaudited pro forma condensed
                       consolidated financial information.

                        Change Technology Partners, Inc.
                Pro Forma Condensed Consolidated Income Statement
                        Three Months Ended March 31, 2003
               (In Thousands, except Share and Per Share Amounts)
                                   (Unaudited)


                                                    CHANGE TECHNOLOGY
                                                         PARTNERS         CANNED
                                                        HISTORICAL      INTERACTIVE (c)        PRO FORMA
                                                    -----------------   ---------------       -----------
Revenues ..................................                  708               (708)                   --

Cost of revenues ..........................                  354               (354)                   --
                                                    ------------           --------           -----------
           Gross profit (loss).............                  354               (354)                   --

Operating Expenses:
SG&A, exclusive of equity based
     compensation .........................                1,313               (285)                1,028
Equity based compensation .................                   90                 --                    90
                                                     -----------          ---------           -----------
       Total operating expenses ...........                1,403               (285)                1,118

Income (loss) from operations .............               (1,049)               (69)               (1,118)

Other income:
Interest and dividend income, net .........                   54                  1                    55
Equity in losses of and impairment of
     investments in unconsolidated
     affiliates ...........................                  (63)                --                   (63)

Realized gain on sale of stock and warrant                   286                 --                   286
                                                     -----------          ---------           -----------
       Net income (loss) ..................                 (772)               (68)                 (840)
                                                     ===========          =========           ===========

Basic and diluted net loss per common share                (0.00)                                   (0.00)

Weighted average common shares                       -----------         ----------           -----------
     outstanding, basic and diluted .......          182,003,920         (4,500,000) (d)      177,503,920
                                                     ===========          =========           ===========

                  See accompanying notes to unaudited pro forma
                      consolidated financial information.

                        Change Technology Partners, Inc.
             Pro Forma Condensed Consolidated Financial Information
                        (In Thousands, except Share Data)
                                   (Unaudited)


Notes to Pro Forma Condensed Consolidated Financial Information:

Pro Forma Condensed Consolidated Balance Sheet:

         a. To eliminate the assets and liabilities of Canned as of March 31, 2003.

         b. To record the receipt of 4,500,000 shares of the Company's common stock, valued at $180, and loss on sale of Canned, totaling $1,962 calculated as of March 31, 2003.


Pro Forma Condensed Consolidated Income Statements:

         c. To eliminate the operations of Canned for the period presented.

         d. To reflect the pro forma decrease in weighted average shares outstanding as a result of the receipt of 4,500,000 shares of the Company's common stock as payment of purchase price.